EXHIBIT 10.2


GUARANTOR NAME AND ADDRESS      LENDER NAME AND ADDRESS

CORVU CORPORATION               COMMERCE BANK             Number 200775
3400 W. 66th STREET, SUITE 445  CENTENNIAL LAKES OFFICE   Amount 300,000.00
EDINA, MN 55435                 7650 EDINBOROUGH WAY,     Date December 02, 2004
                                SUITE 150
                                EDINA, MN 55435
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                                    GUARANTY

DATE. The date of this Guaranty is 12-02-2004 .

      For good and valuable consideration, the receipt of sufficiency of which are hereby acknowledged, and to induce Lender (with its participants, successors and assigns), at the option, at any time or from time to time to make loans or extend other accommodations to or for the account of CORVU NORTH AMERICA, INC. (Borrower) or to engage in any other transactions with Borrower, the Guarantor hereby absolutely and unconditionally guaranties to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

INDEBTEDNESS.

      [_] SPECIFIC DEBTS. The Guarantor guaranties to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: and any extensions, renewals or replacements thereof (indebtedness).

      [_] ALL DEBTS. Except as this Guaranty may otherwise provide, the Guarantor guaranties to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations (indebtedness)). Without limitation, this Guaranty includes the following described debt(s):
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     ECOA EXCLUSION.

            [_] If Lender, in its sole discretion, determines that Borrower is creditworthy alone without any guaranty while evaluating whether to renew an existing guarantied debt, liability or obligation, then "indebtedness" excludes this debt, liability or obligation between Lender and Borrower, except when Borrower is a closely-held corporation and Guarantor is Borrower's owner, director or officer.

     EXCLUSIONS.

            [_] Guarantor will be liable for $___________ of the principal amount of the Indebtedness outstanding at default and for all of the accrued interest, and the expenses of collection, enforcement or protection of Lender's rights and remedies under this Guaranty, including reasonable attorneys' fees.

            [_] Guarantor's liability will not exceed _______% of the indebtedness outstanding at default and all of the accrued interest, and the expenses of collection, enforcement or protection of Lender's rights and remedies under this Guaranty, including reasonable attorneys' fees.

            [_] Indebtedness Excludes:

SECURITY.

      [_] the Guaranty is unsecured.

      [_] secured by MONEY MARKET ACCOUNT NO. 2002173 AT COMMERCE BANK

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[_] CONFESSIONS OF JUDGMENT. If Guarantor defaults, it authorizes any attorney to appear in a court of record and confess judgment against it in favor of Lender. The confession of judgment may be without process and for any amount due on this Guaranty including collection costs and reasonable attorneys' fees.
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VA ONLY [_] CONFESSION OF JUDGMENT. Guarantor appoints and authorizes , attorneys in fact, to appear in the office of ______________, Virginia, to confess judgment against Guarantor in favor of Lender, if Guarantor defaults on this agreement. The confession of judgment may be without process and for any amount due on this Guaranty including collection costs and reasonable attorneys' fees. IN THIS NOTICE, YOU MEANS THE GUARANTOR. IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
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PA only [_] WARRANT OF AUTHORITY TO CONFESS JUDGMENT. Upon default, in addition to all other remedies and rights available to Lender, by signing below guarantor irrevocably authorizes the prothonotary, clerk, or any attorney to appear in any court of record having jurisdiction over this matter and to confess judgment against Guarantor at any time without stay of execution. Guarantor waives notice, service of process and process. Guarantor agrees and understands that judgment may be confessed against Guarantor for any unpaid principal, accrued interest and accrued charges due on this Note, plus collection costs and reasonable attorneys' fees up to 15 percent of the judgment. The exercise of the power to confess judgment will not exhaust this warrant of authority to confess judgment and may be done as often as Lender elects. Guarantor further understands that Guarantor's property may be seized without prior notice to satisfy the debt owed. Guarantor knowingly, intentionally, and voluntarily waives any and all constitutional rights Guarantor has to pre=deprivation notice and hearing under federal and state laws and fully understands the consequences of this waiver. By signing immediately below, Guarantor agrees to the terms of the WARRANT OF AUTHORITY TO CONFESS JUDGMENT section.

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In this warning, you and your mean the Guarantor. OH only WARNING: BY SIGNING
THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
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SIGNATURES. By signing under seal, Guarantor agrees to the terms contained in this Guaranty (including those on page 2). Guarantor also acknowledges receipt of a copy of this Guaranty.

GUARANTOR:

CORVU CORPORATION
Entity Name                  (Seal)            Entity Name               (Seal)
/S/ DAVID C. CARLSON
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Name, Title                  (Seal)            Name, Title               (Seal)


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Name, Title                  (Seal)            Name, Title               (Seal)

ADDITIONAL PROVISIONS

      The Guarantor further acknowledges and agrees with Lender that:

      1. NO ACT OR THING NEED OCCUR TO ESTABLISH THE LIABILITY OF THE GUARANTOR HEREUNDER, AND NO ACT OR THING, EXCEPT FULL PAYMENT AND DISCHARGE of all Indebtedness, shall in any way exonerate the Guarantor or modify, reduce, limit or release the liability of the Guarantor hereunder.

      2. This is an absolute, unconditional and continuing Guaranty of payment of the Indebtedness and will continue to be enforceable against the Guarantor, whether or not all Indebtedness Is paid in full, until this Guaranty is revoked by written notice actually received by the Lender. Any revocation shall not be effective as to any Indebtedness existing or committed to at the time of actual receipt of notice by the Lender, or as to any renewals, extensions and refinancings thereof.

      The Guarantor represents and warrants to the Lender that the Guarantor has a direct and substantial economic interest in Borrower and expects to derive substantial benefits therefrom and from any loans and financial accommodations resulting from the creation of Indebtedness guaranteed hereby, and that this Guaranty is given for a business purpose. The Guarantor agrees to rely exclusively on its right to revoke this Guaranty prospectively as to future transactions, by written notice actually received by Lender if at any time, the benefits then being received by the Guarantor In connection with this Guaranty are not sufficient to warrant its continuance as a Guarantor as .to future Indebtedness. Accordingly, the Lender may rely conclusively on a continuing warranty, hereby made, that the Guarantor continues to be benefited by this Guaranty and that the Lender has no duty to inquire into or confirm the receipt of any benefits, and that this Guaranty will be enforceable without regard to the receipt, nature or value of any such benefits.

      3. If the Guarantor is dissolved or becomes insolvent, however defined, or revokes this Guaranty, then the Lender has the right to declare the full amount of all Indebtedness immediately due and payable, end the Guarantor will forthwith pay the Lender. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under.the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, will become immediately due and payable without demand or notice thereof.

      4. The Guarantor will be liable for all Indebtedness, without any limitation as to amount, plus accrued interest thereon end all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Guarantor hereunder, The Lender may apply any sums received by or available to the Lender on account of the Indebtedness from Borrower or any other person (except the Guarantor), from their properties, out of any collateral security or from any other source to.payment of the excess. Such application of receipts will not reduce, affect or impair the liability of the Guarantor hereunder. If the liability of the Guarantor is limited pursuant to this paragraph 4, any payment made by the Guarantor under this Guaranty will be effective to reduce or discharge its liability only if accompanied by a written transmittal document, received by the Lender, advising that such payment is made under this Guaranty for that purpose.

      b. The Guarantor will pay or reimburse the Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy or insolvency proceedings.

      6. Whether or not any existing relationship between the Guarantor and Borrower has been changed or ended and whether or not this Guaranty has been revoked, the Lender may, but shall not be obligated to, enter into transactions resulting In the creation or continuance of Indebtedness, without any consent or approval by the Guarantor and without any notice to the Guarantor. The liability of the Guarantor will not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty; without notice to or approval by the Guarantor): (i) any acceptance of collateral security, Guarantor's, accommodation parties or sureties for any or all Indebtedness; (Ill any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver adjustment, forbearance, compromise or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; liv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other Guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any release, modification, substitution, discharge, impairment, deterioration, waste, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Lender under S 11 TIMM of the United States Bankruptcy Code,

      7. The Guarantor waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lender any defense of waiver, release, estoppel, statute of limitations, res judicata, statute of frauds, fraud, forgery, incapacity, minority, USURY, ILLEGALITY OR UNENFORCEABILITY WHICH MAY BE AVAILABLE TO BORROWER OR ANY OTHER person LIABLE IN RESPECT OF ANY INDEBTEDNESS, OR ANY SETOFF available against the Lender to Borrower or any such other person, whether or not on account of a related TRANSACTION, THE GUARANTOR EXPRESSLY AGREES THAT THE GUARANTOR WILL BE LIABLE, TO THE fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The Guarantor shall remain obligated, to the fullest extent permitted by law, to pay such amounts as though Borrower's obligations had not been discharged. -

      8. The Guarantor further agree(s) that Guarantor will be obligated to pay Indebtedness even though any other person obligated to pay Indebtedness, including Borrower, has such obligation discharged in bankruptcy or otherwise discharged by law. "Indebtedness" shall include post-bankruptcy petition interest and attorneys' fees and any other amounts which Borrower is discharged from paying or which do not accrue to Indebtedness due to Borrower's discharge, and Guarantor will be.obligated to pay such amounts as fully as if Borrower's obligations had not been discharged.

      9. If any payment applied by the Lender to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (Including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied will for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty will be enforceable as to such Indebtedness as fully as if such application had never been made.

      10. The Guarantor weive(s) any claim, remedy or other right which the Guarantor may now have or hereafter acquire against Borrower or any other person obligated to pay Indebtedness arising out of the creation or performance of the Guarantor's obligation under this Guaranty, including, without lindtation, any right of subrogation, contribution, reimbursement, indemnification, exoneration or any right to participate in any claim or remedy the Guarantor may have against the Borrower, collateral, or other party obligated for Borrower's debt, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.

      11. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Lender will not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

      12. The liability of the Guarantor under this Guaranty is in addition to and is cumulative with all other liabilities of the Guarantor to the Lender as Guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

      13. To induce Lender to enter Into the Loan, Guarantor makes these representations and warranties for as long as Guaranty is in effect. Guarantor is duly organized, validly existing and in good standing under the laws in the jurisdiction where Guarantor was organized and is duly qualified, validly existing and in good standing in all jurisdictions in which Guarantor operates or Guarantor owns or leases property. Guarantor has the power and authority to enter into this transaction and to carry on Guarantor's business or activity as now conducted. The execution, delivery and performance of this Guaranty and the obligation evidenced by this Guaranty: are within Guarantor's duly authorized powers; has received all necessary governmental approval; will not violate any provision of law or order of court or governmental agency; and will not violate any agreement to which Guarantor is a party or to which Guarantor is or any of Guarantor's property is subject. Other than previously disclosed in writing to Lender, Guarantor has not changed Guarantor's name or principal place of business within the last ten years and has not used any other trade or fictitious name. Without Lender's prior written consent, Guarantor does not and will not use any other name and will preserve Guarantor's existing name, trade names and franchises. Guarantor owns or leases all property that Guarantor needs to conduct Guarantor's business and activities. All of Guarantor's property is free and clear of all liens, security interests, encumbrances and other adverse claims and interests, except those Lender previously agreed to in writing. Guarantor is not violating any laws, regulations, rules, orders, judgments or decrees applicable to Guarantor or Guarantor's property, except for those that Guarantor is challenging in good faith through proper proceedings after providing adequate reserves to fully pay the claim and its challenge should Guarantor lose.

      14. This Guaranty is effective upon delivery to the Lender, without further act, condition or acceptance by the Lender. it will be binding upon the Guarantor and the successors and assigns of the Guarantor and will inure to the benefit of the Lender and its participants successors and assigns. Any invalidity or unenforceability of any, provision or application of this Guaranty will not affect other lawful provisions and application hereof, and to this end the provisions of this Guaranty are declared to be severable. Except as allowed by the terms herein, this Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and the Lender. This Guaranty shall be governed by the laws of the State in which it is executed, The Guarantor waives notice of the Lender's acceptance hereof.